SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

February 25, 2004

Date of Report (Date of earliest event reported)

CITIZENS HOLDING COMPANY

(Exact name of the registrant as specified in its charter)

MISSISSIPPI	001-15375	64-0666512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Main Street, Philadelphia, Mississippi	39350
(Address of principal executive office)	(Zip Code)

(601) 656-4692

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 99.1     Press Release dated February 25, 2004

Item 9. Regulation FD Disclosure.

On February 25, 2004, the Company issued a press release that announced the declaration of a cash dividend of $.15 per share for the Company for the first quarter of 2004. This press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

BY:	/s/ Robert T. Smith

Robert T. Smith Treasurer and Chief Financial Officer

DATE: February 25, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 25, 2004